KHAN FUNDS
714 FM 1960 West, Suite 201 - Houston TX 77090

KHAN GROWTH FUND
ANNUAL REPORT December 31, 1998


Dear Fellow Shareholders:

As always, it gives us here at Khan Funds great pleasure to provide you with our 1998 Annual report of the Khan Growth Fund (the "Fund"). Once again, it is with excitement and pride that we shall address our performance of Khan Growth Fund for this past fiscal year and the direction we together
navigate into 1999.   For the year ending December 31, 1998,
the Khan Growth Fund had a return of 33.21%, which compares with the Standard & Poor's 500 index return of 28.58%.

We attribute this success to a well-planned strategy, hard work, unwavering commitment and discipline to achieve our defined goals. Our tax efficient approach has produced an extra bonus for our shareholders while providing excellent returns. The Fund's performance has been strong primarily due to participation in the rise of the healthcare, technology, communication services and retail sectors. We at Khan Funds have and will continue to focus our attentions on this side of the market, and, we believe, our long-term investment in large cap companies with strong fundamentals will continue to increase our shareholder's wealth in the upcoming quarters. We enjoyed robust gains from our investment in companies like General Electric, Cisco systems, Berkshire Hathaway, Chrysler, Pfizer, SBC communication, Wal-Mart, Walgreen, Microsoft and America On-line. Our financial sector, once considered to be some of the more stable and predictable in the portfolio, proved to be some of most volatile. The Asian economic crisis, Russian debt fiasco, hedge fund meltdowns, and assimilation difficulties with high profile banking mergers contributed to some of our losses. While companies heavily exposed to these foreign markets were affected, our overall defensive strategy in primarily quality offerings has and should continue to produce good returns to our shareholders while reducing risk exposure.

PORTFOLIO COMPOSITION
By the end of 1998, the Fund had 0.39% of its net assets in short term investments, the remaining in diversified common stocks, with an emphasis on the healthcare, technology, telecommunication services and retail sectors. Though our primary focus leans towards an investment in equities, a small percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.

ECONOMIC OUTLOOK
The Federal Reserve Board's (Fed's) more helpful monetary position has been invigorating for the stock market, reversing a broad based abdication phase. Generally, positive third quarter earnings reports and involvement by smaller capitalization issues have assisted in the fortification of the positive momentum. We believe that, even though the market's predicament has not been completely eradicated and although more agitation could occur at any time, a stable point in this trend has been reached.

The resolution of the Fed to reduce rates intensified the belief that the central bank is determined to avoid a worst-case scenario for the economy and that monetary relief in the United States should help persuade other countries to follow our lead, assisting in the avoidance of a global liquidity crisis. Global stability is still questionable. The low inflation environment has strained U.S. domestic companies profits because of their lack of ability to raise prices, yet their expenses continue to rise.

Asia remains a weight on United States economic growth. The economic setback in Asia has drained United States export growth and financially strained the large multi-national corporations that obtain a large part of their profits in Asia. There are many questions regarding Japanese indecision on banking reforms and economic stimulus. Japan remains in its longest recession during the post-World War II period. Many economies including the developing ones in Asia rely on trade with Japan. It is also a primary lender to the budding nations of Asia. Japan is starting to realize the extent of its banking dilemmas and seems to be making some headway toward reform, but it is still too early to forecast definite changes although renewed confidence among Japanese consumers will eventually improve their economy.

The risk of market downturn has been reduced, so we feel that now is a good time to invest in stocks. Also, historically the third year of the U.S. presidency has been undoubtedly the best of the four years in regards to the stock market. So we anticipate that the growing large-capitalization multinational companies, which are at the center of our firm's investment strategy, will undergo excellent value increases, especially while the lackluster recovery and lengthy slow growth environment that we foresee occur. Investing in these multinational companies will reap the benefits of growing emerging markets, while limiting exposure to a more volatile part of the economic world.

INVESTMENT STRATEGY
The strategy of the Fund has been that of investing in the common stock of large capitalization companies which we believe provide value based on growth of future operating cash flow. We will continue to conduct extensive analysis of the underlying fundamentals of the company, while using technical analysis to take advantage of market inefficiencies. Finally, variable factors such as management performance, consumer trends, industry and sector dominance, and projection models are used to establish the continued investment worthiness of Khan Growth Fund holdings.

Here at Khan Funds, our most important asset is you, our shareholders. Through our mutual trust and dependence, we strive for conviction from both ourselves and from you in our investment philosophy. We look forward to what lies ahead in our financial futures and together strive for excellence. The management of the Khan Growth Fund intentionally invests in the Fund to understand and live with the emotions caused by fluctuation in the market. We believe that our investment strategy limits market speculation and sensitivity. Furthermore, consistency is a goal we strive for as we navigate into year 1999 and beyond.


Sincerely,


S. D. Khan, M.D.
Chairman Khan Funds

The outlook and opinion expressed above represent the view of the investment advisor as of February 27, 1999, and are subject to change as market and economic events unfold.




Khan Growth Fund vs. Benchmark index

The chart below compares your Fund to a benchmark index.
It is intended to give you a general idea how your Fund performed compared to the stock market during the year ended
12/31/98.   It is important to understand the difference
between your Fund and an index.   Your Fund's total return
includes Fund expenses and management fees.   An index
reflects the investment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(GRAPH INFORMATION)

$10,000 Investment in The S&P 500 and Khan Growth Fund since inception ( 7/09/97)

	KHAN GROWTH FUND
	Average Annual Total Return For Periods Ended
	December 31, 1998:
		1 Year      = 33.21%
		Inception*  = 24.28%
		Khan Growth Fund = $13,801

	S&P 500 INDEX
	Average Annual Total Return For Periods Ended
	December 31, 1998:
		1 Year	  = 28.58%
		Inception*  = 24.63%
		S&P 500 = $13,859

Comparative Investment Returns Year ended December 31, 1999

Initial investment $10,000.
* Past performance is no guarantee of future results.

The Standard & Poor's 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.


Top Sector Holdings

Healthcare		       17.62%
Computer Software 		9.78%
Food, Beverages And Tobacco 	9.67%
Computer Hardware		7.20%
Retail				7.00%
Banks				6.20%
Personal Care			5.76%
Communication Services		5.69%
Auto Related			5.32%
Energy				4.80%


Top Ten Holdings

Cisco Systems, Inc.		4.76%
Wal-Mart Stores, Inc.		4.24%
Pfizer, Inc.			4.06%
General Electric Co.		3.64%
Citigroup, Inc.			3.53%
Johnson & Johnson		3.11%
Dell Computer			3.05%
PepsiCo, Inc.			3.00%
Compaq Computer Corp.		2.83%
Microsoft Corp.			2.78%



KHAN GROWTH FUND
Schedule of Investments
December 31, 1998

Shares	Market Value
                       COMMON STOCKS (99.70%)
	Auto Related (5.32%)
	467	Daimler Chrysler AG *                    $44,861
	1100	Ford Motor Co.                            64,556
	400	General Motors Corp.                      28,625
            						--------
                                                         138,042
		Banks (6.20%)
	300	Bankamerica Corp.                         18,038
	750	Chase Manhattan Corp.                     51,047
	1,850	Citigroup, Inc.                           91,575
							--------
				                         160,660

		Basic Industries (0.72%)
	350	DuPont E.I. De Nemours & Co.              18,572

		Capital Goods (4.07%)
	250	Allied Signal, Inc.                       11,078
	925	General Electric Co.                      94,408
							--------
				                         105,486

		Communication Services (5.69%)
	500	BellSouth Corp.                            24,938
	1,000	SBC Communications, Inc.                   53,625
	500	MCI Worldcom, Inc.                         35,875
	300	Lucent Technologies, Inc                   33,000
							---------
				                          147,438

		Computer Hardware (7.20%)
	1,750	Compaq Computer Corp.                      73,390
	1,080	Dell Computer Corp. *                      79,043
	500	Hewlett-Packard Co                         34,156
							---------
				                          186,589

		Computer Software (9.78%)
	350	BMC Software, Inc. *                       15,597
	1,330	Cisco Systems, Inc. *                     123,441
	500	EMC Corp/Mass *                            42,500
	520	Microsoft Corp.                            72,117
							---------
				                          253,655
		Electronics (2.42%)
	530	Intel Corp.                                62,838


Shares	 Market Value
		Energy (4.80%)
	304	British Petroleum PLC                       $27,246
	260	Chevron Corp.                                21,564
	375	Exxon Corp.                                  27,422
	280	Mobil Corp.                                  24,395
	500	Royal Dutch Petroleum Co.                    23,937
							-----------
			                                    124,564

		Financial (3.82%)
	600	Associates First Capital Corp.               25,425
	545	Federal national Mortgage Association        40,330
	500	Merrill Lynch & Co. Inc.                     33,375
							-----------
	                                                     99,130

		Food, Beverages & Tobacco (9.67%)
	950	Coca-Cola Co.                                63,531
	215	McDonald's Corp.                             16,474
	200	Nestle SA-Spons ADR                          21,770
	1,900	Pepsico, Inc.                                77,781
	1,330	Philip Morris Cos., Inc.                     71,155
							-----------
			                                    250,711

		Healthcare (17.62%)
	1,120	Abbot Laboratories                           54,880
	400	American Home Products                       22,525
	400	Bristol Myers Squibb                         53,525
	960	Johnson & Johnson                            80,520
	345	Merck & Co., Inc.                            50,951
	840	Pfizer, Inc.                                105,368
	930	Schering Plough Corp.                        51,383
	500	Warner Lambert Co.                           37,594
							-----------
				                            456,746

		Insurance (3.64%)
	1	Berkshire Hathaway *                         70,000
	420	Marsh & McLennan Cos., Inc                   24,544
							-----------
                                                             94,544

		Internet Services (2.47%)
	400	America Online, Inc. *                       64,000


	Market Value
		Media & Entertainment (1.83%)
	220	Eastman Kodak                               $15,840
	1,050	Walt Disney Co.                              31,500
							-----------
				                             47,340


      Personal Care (5.76%)
	200	Estee Lauder Cos., Inc.                      17,100
	1,120	Gillette Co.                                 54,110
	500	Polo Ralph Lauren Corp. *                     9,594
	750	Proctor & Gamble Co.                         68,484
							-----------
				                            149,288

		Publishing (1.69%)
	300	McGraw-Hill Cos., Inc.                       30,562
	500	News Corp. Ltd                               13,219
							-----------
			 	                             43,781

		Retail (7.00%)
	500	Home Depot, Inc.                             30,594
	700	Walgreen Co.                                 40,994
	1,350	Wal-Mart Stores, Inc.                       109,940
							-----------
				                            181,528

							-----------
Total  COMMON STOCKS(99.70%)(Cost $2,012,099)             2,584,912

Short-Term Investments (0.39%)
	10,151	 Star Treasury Fund (Cost $10,151)	      10,151
	Total Investments Securities
              (Cost $2,022,250+)     100.09%               2,595,063
	Liabilities in Excess of Other Assets (.09%)	     (2,252)
	Net Assets                           100.00%      $2,592,811

+Cost for federal income tax purposes is the same.

Net unrealized appreciation consist of:
Aggregate unrealized appreciation of
  investment securities:                                    $604,128

Aggregate unrealized depreciation of
  investment securities                                     (31,315)
Net unrealized appreciation of
  investment securities                                     $572,813

*Denotes non-income producing securities

See accompanying note to Financial statements








KHAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS
	Investment, at market value (cost $2,022,250)          $2,595,063
	Dividends and interest receivable                           1,934
	Organization costs, net                                    25,932
	Due to advisor                                             30,147
		Total assets                                    2,653,076


LIABILITIES
	Due to advisor cost                                       $36,818
	Accrued expenses                                           23,447
		Total liabilities                                  60,265
		Net assets applicable to
                  shares outstanding           	               $2,592,811

Shares outstanding                                                378,119

Net assets value, offering and
  redemption price per share                                        $6.86

NET ASSETS
	At December 31, 1998, net assets consists of:
		Paid-in capital                                $2,058,016
	Accumulated net realized loss on investments              (38,018)
	Accumulated net unrealized appreciation
     	 of investments                                           572,813
			                                       $2,592,811

See accompanying notes to financial statements.


KHAN GROWTH FUND
STATEMENT OF OPERATIONS

For the year ended December 31, 1998

Investment income
	Dividends (net of foreign taxes withhold of $196)  $22,635
	Interest                                             1,186
		Total investment income                     23,821

Expenses
	Investment advisory fee                             12,919
	Administration fees                                  4,306
	Fund accounting expense                             20,584
	Transfer agent fees                                 11,061
	Registration fee                                     2,450
	Custodial fee                                        5,411
	Prospectus and shareholders' reports                 2,123
	Professional fees                                   21,289
	Directors fees and expenses                            200
	Amortization of organization costs                   7,358
	Insurance fee					       500
	Miscellaneous                                        4,487
		Total expenses                              92,688

	Less: reimbursed and waived expenses               (58,237)
	Net expenses             	                    34,451
	Net investment loss        	                   (10,630)

	Realized and unrealized gain (loss) on investments:
	Net realized loss on sales of investments	   (38,018)
	Net change in unrealized appreciation of
    	Investment                                         564,124
	Net realized and unrealized
	   gain on investments                             526,106
	Net increase in net assets
         resulting from Operations                        $515,476






See accompanying notes to financial statements.

KHAN GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS


                         From January 1,1998      From July 9,1997*
                               To                         To
                         December 31, 1998        December 31, 1997
Operations
Net investment loss              $(10,630)	     $	(1,136)
Net realized gain (loss)
 on investments                   (38,018)		 7,358
Net change in unrealized
appreciation on investments       564,124	         8,689
Net increase in net assets
 resulting from operations        515,476	      	14,911

Dividends paid to shareholders from:
	Capital gain ($0.03 and $.00
        per share, respectively                        (7,983)
Net capital share
	transactions (Note 5)     935,666            1,034,741
Total increase
        in net assets           1,443,159            1,049,652

Net assets
Beginning of period	        1,149,652             100,000
End of period	                2,592,811           1,149,652


*	Commencement of Operations




See accompanying notes to financial statements.






KHAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 1998

(1)	SIGNIFICANT ACCOUNTING POLICIES

Khan Funds, (the "Trust") is a business trust under the laws of Delaware registered under the Investment Company
Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Declaration of Trust provides for the issuance of multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. As of December 31, 1998, the only series issued by the Trust is the Khan Growth Fund.

The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common stock of large capitalization U.S. companies.
Income is a secondary objective of the Fund. Khan
Investment, Inc. serves as the Fund's investment advisor.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	A.	Security Valuations-A security listed or traded on an
exchange is valued at the last sales price on the exchange where the security is principally traded.
Investments with maturities of 60 days or less are valued on the basis of amortized cost, which approximates market value.

	B.	Securities Transactions, Investment Income and
Distributions - Securities transactions are accounted
for on a trade date basis. Realized gains or losses are
computed on the basis of specific identification of the
securities sold. Interest income is recorded as earned
from settlement date and is recorded on an accrual
basis.   Dividend income and distributions to
shareholders are recorded on the ex-dividend date.

	C.	Federal Income Taxes - The Fund intends to comply with
the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.
Therefore, no provision for federal income taxes is recorded in the financial statements.

	D.	Deferred Organization Costs - The Fund has incurred
expenses of $36,818 in connection with the organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced operations.

	E.	Use of Estimates - The preparation of financial
statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period.
Actual results could differ from those estimates.









KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

December 31, 1998

(2)	ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Khan
Investment, Inc. (the "Advisor"). Under the terms of the investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the "Trustees"). The Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and policies. For its services, the Advisor receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the year ended December 31, 1998, the Advisor was paid $12,919 for such services.
The advisor has voluntarily agreed to waive all of their fees and reimburse fund expense in order to limit operating expenses to an annual rate of 2% of the net assets of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at anytime.

The Fund has an administrative services agreement (the
"Agreement") with the Advisor. Under the terms of the Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. The Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and facilities, and equipment and clerical personnel. The Advisor shall also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. For these services, the Advisor receives an annual fee, payable monthly, computed on the value of the net assets of the Fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of the Fund. During the year ended December 31, 1998, the Advisor was paid $4,306 for such services.

The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund. These expenses are limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of business each business day. As of December
31, 1998, the Fund has not made any payments.

(3)	DIRECTORS' FEES AND EXPENSES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan
Investment, Inc.

(4)	INVESTMENT SECURITIES

Purchases of securities and proceeds from sales of securities (other than short-term securities) during the year ended December 31, 1998 were $1,459,410 and $532,761, respectively.

NOTES TO FINANCIAL STATEMENTS - (Continued)
KHAN GROWTH FUND

December 31, 1998

(5)	CAPITAL STOCK

Changes in the Fund's capital stock outstanding for the
years ended December 31, 1998 and 1997, were as follows:
	            January 1, 1998 to      July 9, 1997** to
                    December 31, 1998       December 31, 1997

                    Shares    Amount        Shares    Amount
Shares sold:        154,870  $927,800      201,854   $1,034,741
Shares issued in
 reinvestment of
  dividends:          1,416    7,983   	      -          -
Shares redeemed:
	              (21)     (117)          -          -
Net increase:       156,265  $935,666      201,854  $1,034,741

As of December 31, 1998, S. D. Khan and his family owned an aggregate of 234,997.12 of the outstanding shares of this Fund, which may be deemed to control the Fund.


(6)	FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share outstanding throughout each period.

                                Year Ended       July 9,1997** to
                             December 31, 1998   December 31,1997

	Net asset value,
      beginning of the period:     $ 5.18           $ 5.00
	Income from investment
          operations:
	Net investment loss        (0.02)          (0.01)(a)
	Net realized and unrealized
     gain on investment:             1.73            0.19
	Total from investment
           Operations                1.71            0.18

	Less distributions from
	realized gains              (0.03)           -
	Net asset value,
           end of period           $ 6.86         $ 5.18

     Total return                  33.21%	   3.60%
	Net assets, end of
        period (000's omitted)     $2,593	  $1,150
	Ratio of expenses to average net assets:
	After fee waivers
       and reimbursements           2.00%         2.00%*
	Before fee waivers
       and reimbursements           5.38%	  6.30%*
	Ratio of net investment loss to average net assets:
	After fee waivers
       and reimbursements         (0.62)%	  (0.25)%*
	Before fee waivers
       and reimbursements         (4.00)%	  (8.89)%*
		Portfolio turnover
       Rate                        31.21%	   18.81%
	Financial Foot Notes:
	(a)	Calculated using averaged shares outstanding.
	 *	Annualized
	**	Commencement of operations



TAIT, WELLER & BAKER
Certified Public Accountants




REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees
Khan Funds
Houston, Texas

We have audited the accompanying statement of assets and liabilities of the Khan Growth Fund, a series of shares of the Khan Funds including the portfolio of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management.
 Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights presented for the period ended December 31, 1998 were audited by other auditors whose report dated January 24, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Khan Growth Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 4, 1999


16